UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

JULY 31, 2005

Smith Barney

Dividend and Income Fund

Classic Series

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Dividend and Income Fund

CLASSIC SERIES

What’s

Inside

Fund Objective

The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will normally maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund’s assets may be invested in below-investment grade fixed income securities.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by 0.25% to 3.50%.

During the 12-month period covered by this report, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 14.05%. During the first four months of the period stocks traded in a fairly narrow range, as the issues listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the year, equities in both the U.S. and abroad rallied sharply. Investors were drawn to the market as the uncertainty of the Presidential election lifted and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities were weak in January, rose in February, fell in March and April, and increased in May and June. Mixed economic data, fluctuating oil prices, and rising interest rates have caused stocks to trade in a fairly narrow range this year.

Smith Barney Dividend and Income Fund 2005 Annual Report         1

During the reporting period, the fixed-income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,v returned 4.79%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

2         Smith Barney Dividend and Income Fund 2005 Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 25, 2005

Smith Barney Dividend and Income Fund 2005 Annual Report         3

Manager Overview

Performance Review

For the 12 months ended July 31, 2005, Class A shares of the Smith Barney Dividend and Income Fund, excluding sales charges, returned 8.74%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 14.05% and 4.79%, respectively, for the same period. The Lipper Balanced Funds Category Average1 increased 11.18% over the same time frame.

Performance Snapshot as of July 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

Dividend and Income Fund — Class A Shares	2.49%	8.74%
S&P 500 Index	5.45%	14.05%
Lehman Brothers Aggregate Bond Index	0.95%	4.79%
Lipper Balanced Funds Category Average	3.96%	11.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.24%, Class C shares returned 2.14% and Class O shares returned 2.11% over the six months ended July 31, 2005. Excluding sales charges, Class B shares returned 8.23%, Class C shares returned 7.99% and Class O shares returned 8.12% over the twelve months ended July 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 636 funds for the six-month period and among the 606 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Investment Grade Bond Market Review

During the 12 months ended July 31, 2005, markets were primarily driven by Fed activity, employment and inflation data. The Fed’s nine “measured” 25-basis-point hikes during the period brought the federal funds rate from 1.00% to 3.25% by period end. This exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis pointsvi during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” long-term bond yields did not begin to rise and, in fact, continued to decline. 10-year yields visited levels well below 4.00% during the 12 months before leveling

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 606 Funds in the Fund’s Lipper category, and excluding sales charges.

4         Smith Barney Dividend and Income Fund 2005 Annual Report

approximately 20 basis points lower by period end. This sharp rise in short-term yields and continued decline in long-term yields resulted in the extensive yield curve flattening, as seen during the period.

As the market fully expected each 25-basis-point hike in the fed funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”

Slowing global growth, rising inflation and surging oil prices (which rose approximately 44% during the 12 months) undoubtedly restrained economic activity during the period, with GDP declining year-over-year from first quarter 2004’s 4.5% pace to 3.8% growth in first quarter 2005. GDP growth also slowed in the second quarter of 2005, declining slightly year-over-year to 3.4% from 3.5% in second quarter 2004. Fears of slowing global growth and increasing inflation drove markets, particularly in the second half of the period.

Despite the slowing quarterly pace of growth, underlying economic activity remained relatively strong. The U.S. labor market began to pick up in early 2004 and continued to improve throughout the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the period, declining from 5.5% in July 2004 to 5.0% in July 2005. Industrial production and retail sales remained positive through the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively. In addition, core inflation rates — which picked up markedly in the first three months of the year — moderated in the second quarter. The core PCE deflator, which is the Fed’s preferred measure of inflation, remained at 2.2% year-over-year in the latest June reading.

Over the 12 months ending July 31, 2005, commercial mortgage-backed securities outperformed all other investment grade fixed income sectors on a duration-adjusted basis, including asset-backed securities (“ABS”), U.S. credit, mortgage-backed securities and U.S. Agency debentures. ABS and U.S. credit securities were the second and third best performers during the period. All Treasuries finished the 12-month period in positive territory, with longer-term U.S. Treasuries outperforming U.S. Treasury bills and notes as the Treasury curve flattened during the period. (All asset class returns are represented by their respective sub-sector of the Lehman Brothers Aggregate Bond Index.)

High Yield Market Review

During the 12 months ended July 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index,vii returned 10.56%. High yield debt markets started July 2004 strong, extending the previous month’s rebound from negative levels seen earlier in the year, and proceeded to rally for the remainder of 2004 as investors gained confidence

Smith Barney Dividend and Income Fund 2005 Annual Report         5

that inflation was contained and the Fed would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motors’ unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Better overall demand and the relative absence of further negative headlines buoyed markets through the second half of May and June despite a stronger new issue calendar and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news, continued tame inflation and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment near the end of the period.

Based on the 7.31% yieldviii of the Citigroup High Yield Market Index as of July 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.ix However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Factors Impacting Fund Performance

The portfolio’s allocation to higher-yielding bonds aided performance in the fixed income portion of the portfolio over the period, which, in the managers’ view, should continue as interest rates continue to rise from Fed tightening and the economy remains stable. Within the U.S. investment-grade component of the portfolio, we decreased our exposure to investment grade corporate debt in favor of asset-backed securities, U.S. Treasuries and mortgages in an effort to take advantage of more compelling valuations. We continue to position our portfolios defensively, remaining slightly short duration versus the benchmark index, as we believe interest rates will likely continue to rise over the near term.

6         Smith Barney Dividend and Income Fund 2005 Annual Report

Equity Portfolio Update

It has been a little less than two years since we took over co-management responsibilities for the Fund’s equity portfolio in September 2003. Since that time, we have reorganized the fund’s stock portfolio to bring it in-line with its new investment strategy. Shifting from a growth-oriented investment strategy to a dividend-oriented strategy, we eliminated holdings of more volatile stocks in favor of stocks we believed were more stable and offered potentially higher dividend income and growth, as well as the potential for capital appreciation over time. We believe these changes have had a significant, and positive, impact on the Fund.

Contributors to and Detractors from Equity Portfolio Performance

Over the past year the Fund’s equity portfolio registered solid gains, although it underperformed the equity benchmark index. Strong double-digit returns were seen in the energy, utilities, information technology, consumer staples and industrials sectors during the period. The materials, financials and healthcare sectors posted single-digit returns, while returns in the consumer discretionary sector were only slightly positive and the telecommunications services sector recorded a loss for the year.

In terms of individual securities, two of the top five contributors to the equity portfolio’s performance were holdings in the energy sector, Canadian Natural Resources Ltd., which gained over 150% during the period, and Exxon Mobil Corp. Energy and utilities stocks outperformed all other sectors of the market over the past year, as oil prices rose to record highs. Other major contributors to performance for the year were holdings in Gillette Co. in consumer staples, which rose sharply on the news of its proposed acquisition by Procter & Gamble (also held by the Fund), railroad company Burlington Northern Santa Fe Corp. in industrials and diversified healthcare company Johnson & Johnson.

Individual stocks that detracted from returns for the past year included shares of large-cap pharmaceutical holdings Pfizer Inc. and Merck & Co. Inc. in healthcare, which faced major setbacks when the cardiac side effects of its popular class of prescription pain-relieving drugs were revealed. At 3M Co., the departure of the CEO exacerbated a decline at the industrial company. Other detractors included newspaper chain Gannett Co. Inc. in consumer discretionary and International Paper Co. in materials.

We maintained the Fund’s equity overweight in energy at end of the period in July, although the greatest overweights were in the industrials sector, followed by the materials and consumer staples sectors. The information technology, financials and consumer discretionary sectors were significantly underweighted.

At the close of the period, the Fund’s top ten equity holdings were Johnson & Johnson, General Electric Co., Exxon Mobil Corp., PepsiCo Inc., 3M Co., St. Paul Travelers Cos. Inc., Walt Disney Co., BP PLC, Sponsored ADR, Wells Fargo & Co. and Procter & Gamble Co. The top ten holdings represented approximately 32% of the Fund’s equity assets at the end of July.

Smith Barney Dividend and Income Fund 2005 Annual Report         7

Thank you for your investment in the Smith Barney Dividend and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gerald J. Culmone Vice President and Investment Officer	Harry D. “Hersh” Cohen Vice President and Investment Officer

Scott K. Glasser Vice President and Investment Officer	Peter J. Wilby, CFA Vice President and Investment Officer

August 25, 2005

8         Smith Barney Dividend and Income Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten equity holdings (as a percentage of net assets) as of this date were: Johnson & Johnson (2.32%), General Electric Co. (2.29%), Exxon Mobil Corp. (2.21%), PepsiCo Inc. (2.07%), 3M Co. (1.99%), St. Paul Travelers Cos. Inc. (1.76%), Walt Disney Co. (1.74%), BP PLC, Sponsored ADR (1.58%), Wells Fargo & Co. (1.56%), Procter & Gamble Co. (1.55%). Please refer to pages 15 through 33 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five equity sector holdings (as a percentage of net assets) as of July 31, 2005 were: Industrials (12.4%), Consumer Staples (11.1%), Financials (7.8%), Health Care (7.5%), Materials (7.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

viii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

ix	Yields are subject to change and will fluctuate.

Smith Barney Dividend and Income Fund 2005 Annual Report         9

Fund at a Glance (unaudited)

10         Smith Barney Dividend and Income Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.49%	$1,000.00	$1,024.90	0.90%	$4.52

Class B	2.24	1,000.00	1,022.40	1.38	6.92

Class C	2.14	1,000.00	1,021.40	1.61	8.07

Class O	2.11	1,000.00	1,021.10	1.47	7.37

(1)	For the six months ended July 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B, C and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Dividend and Income Fund 2005 Annual Report         11

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.33	0.90%	$4.51

Class B	5.00	1,000.00	1,017.95	1.38	6.90

Class C	5.00	1,000.00	1,016.81	1.61	8.05

Class O	5.00	1,000.00	1,017.50	1.47	7.35

(1)	For the six months ended July 31, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12         Smith Barney Dividend and Income Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C	Class O
Twelve Months Ended 7/31/05	8.74%	8.23%	7.99%	8.12%

Five Years Ended 7/31/05	(0.22)	(0.72)	(0.95)	(0.68)

Ten Years Ended 7/31/05	6.10	5.59	N/A	5.63

Inception* through 7/31/05	6.31	7.35	1.86	5.29

	With Sales Charges(2)
	Class A	Class B	Class C	Class O
Twelve Months Ended 7/31/05	3.27%	3.23%	6.99%	7.12%

Five Years Ended 7/31/05	(1.24)	(0.89)	(0.95)	(0.68)

Ten Years Ended 7/31/05	5.55	5.59	N/A	5.63

Inception* through 7/31/05	5.88	7.35	1.86	5.29

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)
Class A (7/31/95 through 7/31/05)	80.75%

Class B (7/31/95 through 7/31/05)	72.34

Class C (Inception* through 7/31/05)	14.03

Class O (7/31/95 through 7/31/05)	72.94

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B, C and O shares.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waiver and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception dates for Class A, B, C and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

Smith Barney Dividend and Income Fund 2005 Annual Report         13

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Dividend and Income Fund vs. S&P 500 Index and Lehman Brothers Aggregate Bond Index† (July 1995 — July 2005)

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1995, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2005. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

14         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (July 31, 2005)

SMITH BARNEY DIVIDEND AND INCOME FUND

Shares	Security	Value

COMMON STOCK — 62.4%
CONSUMER DISCRETIONARY — 3.7%
Leisure Equipment & Products — 0.3%
90,000	Hasbro Inc.	$1,974,600

Media — 3.2%
113,000	Gannett Co. Inc.	8,244,480
25,000	Meredith Corp.	1,237,500
424,000	Walt Disney Co.	10,871,360

		20,353,340

Specialty Retail — 0.2%
25,000	Home Depot Inc.	1,087,750

	TOTAL CONSUMER DISCRETIONARY	23,415,690

CONSUMER STAPLES — 11.1%
Beverages — 2.7%
85,000	Coca-Cola Co.	3,719,600
237,377	PepsiCo Inc.	12,944,168

		16,663,768

Food Products — 4.3%
1,948	Aurora Foods Inc. (a)(b)*	0
80,000	Campbell Soup Co.	2,468,000
120,000	General Mills Inc.	5,688,000
145,000	H.J. Heinz Co.	5,333,100
50,000	Hershey Co.	3,193,500
90,000	Kraft Foods Inc., Class A Shares	2,749,500
110,000	Wm. Wrigley Jr. Co.	7,825,400

		27,257,500

Household Products — 2.6%
100,000	Kimberly-Clark Corp.	6,376,000
175,000	Procter & Gamble Co.	9,735,250

		16,111,250

Personal Products — 1.5%
175,000	Gillette Co.	9,392,250

	TOTAL CONSUMER STAPLES	69,424,768

ENERGY — 6.3%
Energy Equipment & Services — 1.4%
100,000	Schlumberger Ltd.	8,374,000

Oil, Gas & Consumable Fuels — 4.9%
150,000	BP PLC, Sponsored ADR	9,882,000

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         15

Schedule of Investments (continued) July 31, 2005

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.9% (continued)
168,000	Canadian Natural Resources Ltd.	$6,985,440
235,918	Exxon Mobil Corp.	13,860,182

		30,727,622

	TOTAL ENERGY	39,101,622

FINANCIALS — 7.8%
Capital Markets — 1.2%
100,000	Bank of New York Co. Inc.	3,078,000
80,000	Morgan Stanley	4,244,000

		7,322,000

Commercial Banks — 2.7%
50,000	Bank of America Corp.	2,180,000
25,000	M&T Bank Corp.	2,712,750
75,000	U.S. Bancorp	2,254,500
159,005	Wells Fargo & Co.	9,753,367

		16,900,617

Diversified Financial Services — 1.1%
198,000	JPMorgan Chase & Co.	6,957,720

Insurance — 2.6%
25,000	Lincoln National Corp.	1,207,500
150,000	Old Republic International Corp.	3,939,000
250,000	St. Paul Travelers Cos. Inc.	11,005,000

		16,151,500

Thrifts & Mortgages — 0.2%
75,000	Brookline Bancorp Inc.	1,200,750

	TOTAL FINANCIALS	48,532,587

HEALTH CARE — 7.5%
Health Care Equipment & Supplies — 1.2%
110,000	C.R. Bard Inc.	7,346,900

Pharmaceuticals — 6.3%
80,000	Eli Lilly & Co.	4,505,600
226,690	Johnson & Johnson	14,499,092
135,000	Merck & Co. Inc.	4,193,100
50,000	Novartis AG, Sponsored ADR	2,435,500
300,000	Pfizer Inc.	7,950,000
125,000	Wyeth	5,718,750

		39,302,042

	TOTAL HEALTH CARE	46,648,942

See Notes to Financial Statements.

16         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Shares	Security	Value

INDUSTRIALS — 12.4%
Aerospace & Defense — 3.7%
120,000	Honeywell International Inc.	$4,713,600
75,000	Lockheed Martin Corp.	4,680,000
766	Northrop Grumman Corp.	42,475
150,000	Raytheon Co.	5,899,500
150,000	United Technologies Corp.	7,605,000

		22,940,575

Air Freight & Logistics — 0.3%
25,000	United Parcel Service Inc., Class B Shares	1,824,250

Building Products — 1.0%
185,000	Masco Corp.	6,273,350

Commercial Services & Supplies — 1.7%
70,000	Avery Dennison Corp.	3,966,900
50,000	Pitney Bowes Inc.	2,229,000
150,000	Waste Management Inc.	4,218,000

		10,413,900

Electrical Equipment — 0.4%
100,000	American Power Conversion Corp.	2,811,000

Industrial Conglomerates — 4.6%
166,000	3M Co.	12,450,000
415,000	General Electric Co.	14,317,500
70,000	Tyco International Ltd.	2,132,900

		28,900,400

Road & Rail — 0.7%
50,000	Burlington Northern Santa Fe Corp.	2,712,500
50,000	Canadian Pacific Railway Ltd.	1,942,000

		4,654,500

	TOTAL INDUSTRIALS	77,817,975

INFORMATION TECHNOLOGY — 2.8%
Communications Equipment — 0.7%
203,190	Motorola Inc.	4,303,564

Computers & Peripherals — 0.8%
125,000	Hewlett-Packard Co.	3,077,500
25,000	International Business Machines Corp.	2,086,500

		5,164,000

IT Services — 0.7%
100,000	Automatic Data Processing Inc.	4,441,000

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         17

Schedule of Investments (continued) July 31, 2005

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 0.0%
319	Freescale Semiconductor Inc., Class B Shares*	$8,214

Software — 0.6%
145,000	Microsoft Corp.	3,713,450

	TOTAL INFORMATION TECHNOLOGY	17,630,228

MATERIALS — 7.0%
Chemicals — 3.8%
150,000	Dow Chemical Co.	7,192,500
212,000	E.I. du Pont de Nemours & Co.	9,048,160
115,000	PPG Industries Inc.	7,478,450

		23,719,110

Metals & Mining — 1.7%
140,005	Alcoa Inc. (c)(d)	3,927,140
50,000	Rio Tinto PLC, Sponsored ADR	6,632,500

		10,559,640

Paper & Forest Products — 1.5%
100,000	International Paper Co.	3,160,000
90,000	Weyerhaeuser Co.	6,208,200

		9,368,200

	TOTAL MATERIALS	43,646,950

TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.9%
1,044	McLeodUSA Inc., Class A Shares*	74
65,000	SBC Communications Inc.	1,589,250
20,691	Telewest Global Inc.*	462,237
105,000	Verizon Communications Inc.	3,594,150

		5,645,711

Wireless Telecommunication Services — 0.0%
11,460	Crown Castle International Corp.*	249,370

	TOTAL TELECOMMUNICATION SERVICES	5,895,081

UTILITIES — 2.9%
Electric Utilities — 1.0%
140,000	Cinergy Corp.	6,181,000

Multi-Utilities — 1.9%
70,000	Ameren Corp.	3,893,400
115,000	KeySpan Corp.	4,679,350
150,000	NiSource Inc.	3,643,500

		12,216,250

	TOTAL UTILITIES	18,397,250

	TOTAL COMMON STOCK (Cost — $321,002,022)	390,511,093

See Notes to Financial Statements.

18         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Shares		Security	Value

CONVERTIBLE PREFERRED STOCK — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
243		Alamosa Holdings Inc., Series B, 7.500% due 7/31/13	$288,168
6,100		Crown Castle International Corp., 6.250% due 8/15/12	303,475

		TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $259,300)	591,643

Face Amount	Rating‡
CORPORATE BONDS & NOTES — 16.7%
Aerospace/Defense — 0.3%
$950,000	BBB-	Goodrich Corp., Debentures, 7.500% due 4/15/08	1,012,240
125,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	134,375
200,000	B+	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	203,000
350,000	BB-	Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08	380,625

			1,730,240

Airlines — 0.2%
		Continental Airlines Inc., Pass-Through Certificates:
96,767	B+	Series 2000-2, Class C, 8.312% due 4/2/11	79,352
510,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	469,451
		United Airlines Inc., Pass-Through Certificates:
162,820	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (e)	73,282
245,469	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (e)	147,386
105,000	NR	Series 2001-1, Class B, 6.932% due 9/1/11 (e)	77,690
230,000	NR	Series 2001-1, Class C, 6.831% due 9/1/08 (e)	103,643

			950,804

Apparel — 0.1%
		Levi Strauss & Co., Senior Notes:
50,000	B-	8.254% due 4/1/12 (f)	50,250
55,000	B-	12.250% due 12/15/12	62,013
200,000	B-	9.750% due 1/15/15	211,000
125,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	134,687

			457,950

Auto Components — 0.2%
1,500,000	A	Johnson Controls Inc., Notes, 5.000% due 11/15/06 (c)(d)	1,511,093

Auto Manufacturers — 0.3%
		Ford Motor Co.:
65,000	BB+	8.900% due 1/15/32	59,358
100,000	BB+	6.625% due 10/1/28	78,267
1,175,000	BB+	Notes, 7.450% due 7/16/31	998,805

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         19

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Auto Manufacturers — 0.3% (continued)
		General Motors Corp., Senior Debentures:
$175,000	BB	8.250% due 7/15/23	$157,500
450,000	BB	8.375% due 7/15/33	408,375

			1,702,305

Auto Parts & Equipment — 0.1%
135,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	139,050
200,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	205,000
200,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	225,000

			569,050

Banks — 0.5%
1,200,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (c)(d)	1,320,100
1,225,000	A-	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (c)(d)(g)	1,622,718

			2,942,818

Beverages — 0.0%
175,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	186,375

Building Materials — 0.3%
90,000	CCC+	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	94,050
1,250,000	BBB+	Masco Corp., Bonds, 6.500% due 8/15/32 (c)(d)	1,397,254
150,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	146,812

			1,638,116

Chemicals — 0.5%
250,000	B+	Acetex Corp., Senior Notes, 10.875% due 8/1/09	265,000
190,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	206,625
150,000	BB-	ARCO Chemical Co., Debentures, 9.800% due 2/1/20	168,750
200,000	B+	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	209,000
225,000	B	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10	257,062
290,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	316,825
385,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	412,912
283,000	Caa2(h)	Key Plastics Holdings Inc., Series B, 10.250% due 3/15/07 (a)(b)(e)	3,184
335,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	381,481

See Notes to Financial Statements.

20         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Chemicals — 0.5% (continued)
$135,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	$154,069
230,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	235,750
225,000	B-	Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	233,156
		Rhodia SA:
50,000	CCC+	Senior Notes, 10.250% due 6/1/10	54,125
250,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	243,750
35,000	B+	Terra Capital Inc., Senior Subordinated Notes, 12.875% due 10/15/08	41,650
130,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	141,863

			3,325,202

Commercial Services — 0.3%
100,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	99,500
235,000	B+	Cenveo Corp., Senior Notes, 9.625% due 3/15/12	254,975
125,000	BB-	Corrections Corp. of America, Senior Notes, 6.250% due 3/15/13	125,000
225,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	237,375
		Service Corp. International:
250,000	BB	Debentures, 7.875% due 2/1/13	270,000
610,000	BB	Senior Notes, 6.500% due 3/15/08	628,300

			1,615,150

Computers — 0.0%
75,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (g)	78,281

Cosmetics/Personal Care — 0.2%
975,000	AA-	Colgate-Palmolive Co., 5.340% due 3/27/06	983,617
175,000	CCC+	Del Laboratories Inc., 8.000% due 2/1/12	142,625

			1,126,242

Diversified Financial Services — 2.3%
193,000	CCC+	Alamosa Delaware Inc., Senior Discount Notes, step bond to yield 11.437% due 7/31/09	216,401
1,000,000	A+	American Express Co., 5.500% due 9/12/06	1,011,373
195,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	221,325
100,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (g)	103,875
1,000,000	BBB-	Capital One Financial Corp., Senior Notes, 4.800% due 2/21/12	981,961
95,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	94,050

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         21

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 2.3% (continued)
$1,250,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	$1,218,633
1,000,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	1,056,819
		Ford Motor Credit Co.:
5,000	BB+	Notes, 7.875% due 6/15/10	5,052
875,000	BB+	Senior Notes, 7.250% due 10/25/11	862,249
1,500,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 3.504% due 6/22/07 (c)(d)(f)	1,502,083
		General Motors Acceptance Corp.:
50,000	BB	Bonds, 8.000% due 11/1/31	48,630
		Notes:
25,000	BB	7.250% due 3/2/11	24,379
575,000	BB	6.750% due 12/1/14	542,496
1,000,000	A	HSBC Finance Corp., Notes, 8.000% due 7/15/10	1,134,984
1,250,000	AA-	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09 (c)(d)	1,235,345
225,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	228,375
1,465,000	A	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14 (c)(d)	1,426,476
1,500,000	A+	Nationwide Building Society, Notes, 4.250% due 2/1/10 (c)(d)(g)	1,473,231
1,000,000	BBB+	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	1,111,965

			14,499,702

Electric — 0.8%
		AES Corp., Senior Notes:
75,000	B-	9.500% due 6/1/09	84,000
400,000	B-	7.750% due 3/1/14	438,000
1,250,000	A	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35 (c)(d)	1,241,199
75,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	84,004
		Calpine Corp.:
250,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (g)	193,750
195,000	CCC	Senior Notes, 8.750% due 7/15/07	156,000
250,000	B-	Senior Secured Notes, 8.750% due 7/15/13 (g)	187,500
		Edison Mission Energy, Senior Notes:
380,000	B+	10.000% due 8/15/08	425,600
75,000	B+	9.875% due 4/15/11	88,687
930,000	BBB+	Entergy Gulf States Inc., First Mortgage, 5.700% due 6/1/15	939,279
352,000	B	NRG Energy Inc., Senior Secured Notes, 8.000% due 12/15/13	378,400
210,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	253,050
425,000	B+	Reliant Energy Inc., Secured Notes, 9.500% due 7/15/13	474,937

			4,944,406

Electronics — 0.1%
650,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	676,062

See Notes to Financial Statements.

22         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Entertainment — 0.2%
$58,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	$57,855
375,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.709% due 3/15/14	260,625
225,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	240,188
250,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	253,125
25,000	CCC+	LCE Acquisition Corp., Senior Subordinated Notes, 9.000% due 8/1/14 (g)	24,500
125,000	B+	Mohegan Tribal Gaming Authority, 6.875% due 2/15/15	129,844
250,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	264,375
		Six Flags Inc., Senior Notes:
100,000	CCC	9.750% due 4/15/13	98,125
125,000	CCC	9.625% due 6/1/14	122,031

			1,450,668

Environmental Control — 0.1%
225,000	B	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	249,187
485,000	BB-	Allied Waste North America Inc., Series B, Senior Secured Notes, 8.500% due 12/1/08	513,494

			762,681

Finance — 0.2%
1,365,000	A-	Textron Financial Corp., Notes, 4.600% due 5/3/10 (c)(d)	1,355,808

Food — 0.3%
150,000	BB	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	166,594
225,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	238,500
		Doane Pet Care Co.:
200,000	CCC+	Senior Notes, 10.750% due 3/1/10	217,000
30,000	CCC+	Senior Subordinated Notes, 9.750% due 5/15/07	29,700
200,000	B+	Pilgrim’s Pride Corp., Senior Subordinated Notes, 9.250% due 11/15/13	225,500
275,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	251,625
855,000	BBB-	Safeway Inc., Debentures, 7.250% due 2/1/31	978,305

			2,107,224

Forest Products & Paper — 0.3%
215,000	BB-	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	210,700

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         23

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Forest Products & Paper — 0.3% (continued)
		Appleton Papers Inc.:
$50,000	BB-	Senior Notes, 8.125% due 6/15/11	$47,750
175,000	B+	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	168,875
100,000	B-	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	96,000
		Buckeye Technologies Inc., Senior Subordinated Notes:
12,000	B	9.250% due 9/15/08	12,060
645,000	B	8.000% due 10/15/10	628,875
800,000	BBB	Weyerhaeuser Co., Debentures, 7.375% due 3/15/32	940,309

			2,104,569

Health Care – Products — 0.0%
225,000	B-	Medical Device Manufacturing Inc., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	243,000

Health Care – Services — 0.9%
175,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	178,063
125,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (g)	129,688
100,000	B	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	108,250
		HCA Inc.:
100,000	BB+	Notes, 6.375% due 1/15/15	102,852
900,000	BB+	Senior Notes, 7.125% due 6/1/06	921,052
1,000,000	BBB	Humana Inc., Senior Notes, 6.300% due 8/1/18	1,078,894
325,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	355,469
225,000	B-	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12 (g)	239,062
		Tenet Healthcare Corp., Senior Notes:
450,000	B	7.375% due 2/1/13	443,250
25,000	B	9.875% due 7/1/14	26,875
1,130,000	A	UnitedHealth Group Inc., Notes, 4.125% due 8/15/09	1,111,040
998,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 6/15/06	1,015,821

			5,710,316

Home Builders — 0.4%
850,000	BBB	Centex Corp., Senior Notes, 5.125% due 10/1/13	838,250
1,000,000	BBB-	MDC Holdings Inc., 5.500% due 5/15/13	1,003,653
680,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	749,700
185,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	208,125

			2,799,728

See Notes to Financial Statements.

24         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Home Furnishings — 0.0%
$125,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	$133,750

Insurance — 0.7%
1,500,000	A-	Hartford Financial Services Group Inc., Senior Notes, 2.375% due 6/1/06 (c)(d)	1,477,324
1,000,000	BBB	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	982,292
645,000	BB	Markel Capital Trust I, Series B, 8.710% due 1/1/46	695,705
1,000,000	BBB+	Unitrin Inc., Senior Notes, 4.875% due 11/1/10	981,152

			4,136,473

Leisure Time — 0.1%
200,000	CCC+	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	203,000
225,000	B-	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	235,125
125,000	B-	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	127,813
225,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	230,625

			796,563

Machinery – Diversified — 0.1%
200,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	217,500
50,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (g)	52,375
195,000	B	Flowserve Corp., Senior Subordinated Notes, 12.250% due 8/15/10	208,650
140,000	B+	NMHG Holding Co., 10.000% due 5/15/09	149,100

			627,625

Media — 1.3%
418,845	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	446,593
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
355,000	CCC-	Step bond to yield 12.779% due 1/15/10	296,425
405,000	CCC-	Step bond to yield 13.489% due 1/15/11	332,100
630,000	CCC-	Step bond to yield 19.749% due 5/15/11	456,750
850,000	BBB+	Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13	1,023,277
		CSC Holdings Inc.:
130,000	BB-	Senior Notes, Series B, 7.625% due 4/1/11	131,625
495,000	B+	Senior Subordinated Debentures, 10.500% due 5/15/16	540,788
650,000	B	Dex Media Inc., Discount Notes, step bond to yield 7.839% due 11/15/13	536,250

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         25

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Media — 1.3% (continued)
$400,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 6.375% due 6/15/15 (g)	$401,000
377,000	BB-	EchoStar DBS Corp., Senior Notes, 9.125% due 1/15/09	401,505
1,225,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29 (c)(d)	1,347,805
645,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 11.799% due 2/15/11	659,512
250,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	256,875
225,000	B-	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	211,500
150,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (g)	172,500
935,000	B+	Rogers Cablesystems Ltd., Senior Notes, 11.000% due 12/1/15	1,009,800

			8,224,305

Metal Fabricate – Hardware — 0.1%
375,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 11.980% due 4/15/14	275,625
225,000	B	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	205,875

			481,500

Mining — 0.1%
325,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	382,833

Miscellaneous Manufacturing — 0.1%
270,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (b)	229,500
100,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	109,500

			339,000

Office Furnishings — 0.0%
		Interface Inc.:
150,000	B-	Senior Notes, 10.375% due 2/1/10	167,250
50,000	CCC	Senior Subordinated Notes, 9.500% due 2/1/14	51,500

			218,750

Oil & Gas — 0.5%
		Chesapeake Energy Corp., Senior Notes:
350,000	BB-	6.625% due 1/15/16 (g)	363,125
200,000	BB-	6.250% due 1/15/18 (g)	198,500
200,000	B	EXCO Resources Inc., 7.250% due 1/15/11	205,500
123,000	B+	Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12	137,145
202,000	Aa3(h)	Pennzoil-Quaker State Co., Senior Notes, 10.000% due 11/1/08	214,804
170,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	186,575

See Notes to Financial Statements.

26         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Oil & Gas — 0.5% (continued)
$105,000	BB	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	$111,562
125,000	BBB+	Precision Drilling Corp., Notes, 5.625% due 6/1/14	126,428
250,000	B+	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	265,625
220,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	240,900
950,000	BBB-	Valero Energy Corp., Senior Notes, 7.500% due 4/15/32	1,164,082
250,000	BB-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	272,187

			3,486,433

Oil & Gas Services — 0.1%
225,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	246,375
180,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	192,150

			438,525

Packaging & Containers — 0.4%
225,000	D	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (e)	139,500
205,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	226,013
275,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	283,250
750,000	BB-	Owens-Brockway Glass Container Inc., Secured Notes, 8.875% due 2/15/09	796,875
95,000	CCC+	Pliant Corp., Senior Subordinated Notes, 13.000% due 6/1/10	77,425
335,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (g)	357,674
350,000	B	Stone Container Finance Corp., Senior Notes, 7.375% due 7/15/14	335,125
140,000	CCC-	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	103,600

			2,319,462

Pharmaceuticals — 0.0%
225,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	224,438

Pipelines — 0.4%
725,000	CCC+	Dynegy Holdings Inc., Senior Notes, 8.750% due 2/15/12	801,125
800,000	B-	El Paso Corp., Senior Notes, 7.750% due 1/15/32	814,000
		Williams Cos. Inc.:
550,000	B+	Notes, 8.750% due 3/15/32	683,375
50,000	B+	Senior Notes, 7.625% due 7/15/19	57,250

			2,355,750

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         27

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

REITs — 0.3%
$660,000	B+	Host Marriott LP, Notes, Series I, 9.500% due 1/15/07	$700,425
750,000	BBB-	iStar Financial Inc., Senior Notes, 6.000% due 12/15/10	773,837
		MeriStar Hospitality Corp., Senior Notes:
200,000	CCC+	9.000% due 1/15/08	210,000
50,000	CCC+	9.125% due 1/15/11	53,375

			1,737,637

Resorts/Casinos — 0.5%
185,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	201,188
250,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	259,687
490,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	561,662
200,000	B	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	231,750
250,000	B	Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11	268,750
200,000	B	Las Vegas Sands Corp., 6.375% due 2/15/15	197,000
		MGM MIRAGE Inc.:
140,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	149,100
		Senior Subordinated Notes:
100,000	B+	9.750% due 6/1/07	108,375
360,000	B+	8.375% due 2/1/11	396,450
390,000	B+	Series B, 10.250% due 8/1/07	428,025
200,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	207,000
250,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (g)	266,250

			3,275,237

Retail — 0.7%
50,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (g)	52,125
95,000	B+	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	89,300
175,000	CCC+	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	146,125
200,000	B	Hines Nurseries Inc., Senior Subordinated Notes, 10.250% due 10/1/11	210,000
1,275,000	AA	Home Depot Inc., Senior Notes, 5.375% due 4/1/06 (c)(d)	1,284,348
112,000	BB+	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	133,394
125,000	B	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	124,531
1,020,000	A+	Lowe’s Cos. Inc., Notes, 7.500% due 12/15/05	1,032,991
132,000	B+	Saks Inc., 9.875% due 10/1/11	141,240

See Notes to Financial Statements.

28         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Retail — 0.7% (continued)
$275,000	CCC+	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	$279,813
700,000	BBB-	YUM! Brands Inc., Senior Notes, 8.875% due 4/15/11	837,255

			4,331,122

Savings & Loans — 0.5%
900,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	925,140
1,250,000	CCC-	Ocwen Capital Trust I, 10.875% due 8/1/27 (c)(d)	1,293,750
975,000	BBB-	Webster Bank, Subordinated Notes, 5.875% due 1/15/13	1,013,421

			3,232,311

Semiconductors — 0.1%
		Amkor Technology Inc.:
400,000	B-	Senior Notes, 7.125% due 3/15/11	351,000
160,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	144,800

			495,800

Telecommunications — 1.8%
38,000	B+	American Tower Corp., Senior Notes, 9.375% due 2/1/09	40,185
455,000	D	GT Group Telecom Inc., Senior Discount Notes, step bond to yield 16.193% due 2/1/10 (a)(b)(e)	0
100,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (f)(g)	102,500
125,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (g)	86,563
625,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	565,625
25,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	28,188
1,525,000	A	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	2,113,298
475,000	BB	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	514,187
202,000	BB-	Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09	219,675
500,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	503,750
225,000	B-	Northern Telecom Capital Corp., 7.875% due 6/15/26	231,187
50,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	53,250
81,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	89,910
390,000	BB-	Qwest Corp., Notes, 8.875% due 3/15/12	429,000
		Qwest Services Corp., Secured Notes:
200,000	B	13.500% due 12/15/10	231,000
313,000	B	14.000% due 12/15/14	380,295
250,000	B-	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	270,625
1,450,000	A+	Singapore Telecommunications Ltd., Notes, 6.375% due 12/1/11 (c)(d)(g)	1,568,642
1,000,000	BBB-	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28	1,133,622
800,000	CCC	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	897,000

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         29

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Telecommunications — 1.8% (continued)
$1,500,000	A+	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (c)(d)	$1,586,739

			11,045,241

Textiles — 0.1%
100,000	B-	Collins & Aikman Floor Coverings, Senior Subordinated Notes, Series B, 9.750% due 2/15/10	104,750
400,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14 (g)	212,000

			316,750

Transportation — 0.1%
672,395	A	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	684,878
185,000	BB+	Windsor Petroleum Transport Corp., Secured Notes, 7.840% due 1/15/21 (g)	200,874

			885,752

Water Utilities — 0.1%
1,000,000	BBB+	United Utilities PLC, Senior Notes, 4.550% due 6/19/18	912,323

		TOTAL CORPORATE BONDS & NOTES (Cost — $103,258,207)	104,885,370

CONVERTIBLE BOND & NOTE — 0.0%
Electronics — 0.0%
6,000	B	Sanmina-SCI Corp., Subordinated Debentures, zero coupon bond to yield 5.530% due 9/12/20 (Cost — $3,273)	3,263

ASSET-BACKED SECURITIES — 2.4%
Automobiles — 1.1%
2,850,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11	2,798,380
2,500,000	AAA	ARG Funding Corp., Series 2005-1A, Class A3, 4.290% due 4/20/10 (g)	2,456,510
1,750,000	AAA	Household Automotive Trust, Series 2003-2, Class A4, 3.020% due 12/17/10 (c)(d)	1,714,407

			6,969,297

Credit Card — 0.3%
2,075,000	AAA	Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09	2,083,313

Diversified Financial Services — 0.3%
2,750,745	D	Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/12 (a)(b)(e)	0

See Notes to Financial Statements.

30         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 0.3% (continued)
$1,875,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23 (f)	$1,988,911

			1,988,911

Home Equity — 0.7%
2,325,000	AAA	Centex Home Equity Loan Trust, Series 2003-B, Class AF4, 3.235% due 2/25/32	2,282,538
1,400,000	Aaa(h)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35 (c)(d)	1,399,781
300,492	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 3.880% due 2/25/33 (f)	301,609

			3,983,928

		TOTAL ASSET-BACKED SECURITIES (Cost — $18,078,711)	15,025,449

MORTGAGE-BACKED SECURITIES — 10.3%
FHLMC — 2.6%
		Federal Home Loan Mortgage Corp., Gold:
2,259,324		4.000% due 12/1/07	2,230,717
5,500,000		5.000% due 8/1/20-8/1/35 (i)(j)	5,478,592
4,900,000		5.500% due 8/1/35 (i)(j)	4,927,562
3,500,000		6.000% due 8/1/35 (i)(j)	3,575,467

			16,212,338

FNMA — 6.4%
		Federal National Mortgage Association:
1,500,000		6.250% due 2/1/11 (c)(d)	1,613,350
5,000,000		4.500% due 8/1/20 (i)(j)	4,918,750
1,500,000		5.000% due 8/1/20 (c)(d)(i)(j)	1,503,750
10,050,000		5.500% due 8/1/20-8/1/35 (i)(j)	10,134,136
1,180,323		6.500% due 4/1/29-5/1/29	1,224,931
97,380		8.500% due 10/1/30	106,120
1,486,432		7.500% due 7/1/32 (c)(d)	1,584,812
8,575,000		5.000% due 8/1/35 (i)(j)	8,446,375
6,000,000		6.000% due 8/1/35 (i)(j)	6,131,250
4,200,000		6.500% due 8/1/35 (i)(j)	4,345,690

			40,009,164

GNMA — 1.3%
		Government National Mortgage Association:
2,404,911		7.000% due 2/15/24-7/15/31	2,551,164
2,000,000		5.000% due 8/1/35 (i)(j)	1,986,876

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         31

Schedule of Investments (continued) July 31, 2005

Face Amount		Security	Value

GNMA — 1.3% (continued)
$4,000,000		5.500% due 8/1/35 (i)(j)	$4,050,000

			8,588,040

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $62,936,273)	64,809,542

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.3%
U.S. Government Agency — 0.5%
2,500,000		Federal National Mortgage Association, 6.625% due 11/15/10	2,757,390

U.S. Government Obligations — 4.8%
		U.S. Treasury Bonds:
2,900,000		7.250% due 5/15/16	3,614,580
3,660,000		8.750% due 8/15/20	5,345,031
2,350,000		5.500% due 8/15/28	2,671,473
		U.S. Treasury Notes:
4,500,000		5.750% due 11/15/05	4,529,007
9,300,000		3.375% due 10/15/09	9,026,450
5,035,000		4.250% due 8/15/13	5,042,870

			30,229,411

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $32,722,626)	32,986,801

SOVEREIGN BOND — 0.2%
Canada — 0.2%
1,225,000	AA	Province of Ontario, 3.282% due 3/28/08 (Cost — $1,221,333)	1,189,582

Warrant
WARRANTS — 0.0% (a)(b)(g)*
Commercial Services & Supplies — 0.0%
505		Merrill Corp., Class B Shares, expires 5/1/09	0
Containers & Packaging — 0.0%
95		Pliant Corp., expires 6/1/10	1
Diversified Telecommunication Services — 0.0%
455		GT Group Telecom Inc., Class B Shares, expires 2/1/10	0
Internet Software & Services — 0.0%
505		Cybernet Internet Services International Inc., expires 7/1/09	0
Wireless Telecommunication Services — 0.0%
485		IWO Holdings Inc., expires 1/15/11	0

		TOTAL WARRANTS (Cost — $194,410)	1

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $539,676,155)	610,002,744

See Notes to Financial Statements.

32         Smith Barney Dividend and Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 10.7%
Repurchase Agreements — 10.7%
$18,000,000	Interest in $775,979,000 joint tri-party repurchase agreement dated 7/29/05 with Banc of America Securities LLC, 3.290% due 8/1/05, Proceeds at maturity — $18,004,935; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 5.250% due 8/10/05 to 11/5/12; Market value — $18,360,019) (c)(d)	$18,000,000
20,000,000	Interest in $675,460,000 joint tri-party repurchase agreement dated 7/29/05 with Goldman, Sachs & Co., 3.300% due 8/1/05, Proceeds at maturity — $20,005,500; (Fully collateralized by various U.S. Treasury Obligations, 0.000% to 12.000% due 8/15/05 to 4/15/32; Market value — $20,400,043)	20,000,000
2,089,000	Interest in $666,706,000 joint tri-party repurchase agreement dated 7/29/05 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 3.290% due 8/1/05, Proceeds at maturity — $2,089,573; (Fully collateralized by U.S. Treasury Notes, 3.500% due 11/15/09; Market value — $2,130,790)	2,089,000
26,673,000	Interest in $576,470,000 joint tri-party repurchase agreement dated 7/29/05 with Morgan Stanley, 3.300% due 8/1/05, Proceeds at maturity — $26,680,335; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 6.250% due 6/28/07 to 7/7/25; Market value — $27,214,219) (c)(d)	26,673,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $66,762,000)	66,762,000

	TOTAL INVESTMENTS — 108.1% (Cost — $606,438,155#)	676,764,744
	Liabilities In Excess of Other Assets — (8.1)%	(50,583,318)

	TOTAL NET ASSETS — 100.0%	$626,181,426

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	Illiquid security.
(c)	All or a portion of this security is segregated for extended settlements.
(d)	All or a portion of this security is segregated as collateral for mortgage dollar rolls.
(e)	Security is currently in default.
(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at July 31, 2005.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.
(h)	Rating by Moody’s Investors Service. All ratings are unaudited.
(i)	This security is traded on a “to-be-announced” basis.
(j)	All or a portion of this security is acquired under mortgage dollar roll agreement.
#	Aggregate cost for federal income tax purposes is $607,629,179.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
REITs	— Real Estate Investment Trust

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         33

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa

— Bonds rated “Aa” are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

34         Smith Barney Dividend and Income Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Smith Barney Dividend and Income Fund 2005 Annual Report         35

Statement of Assets and Liabilities (July 31, 2005)

ASSETS:
Investments, at value (Cost — $539,676,155)	$610,002,744
Repurchase agreements, at value (Cost — $66,762,000)	66,762,000
Cash	1,501,454
Dividends and interest receivable	3,307,127
Receivable for securities sold	1,518,046
Receivable for Fund shares sold	186,128
Prepaid expenses	101,188

Total Assets	683,378,687

LIABILITIES:
Payable for securities purchased	56,058,706
Payable for Fund shares repurchased	642,068
Transfer agent fees payable	150,558
Administration fee payable	111,666
Distribution fees payable	63,154
Investment advisory fee payable	36,833
Deferred dollar roll income	28,355
Trustees’ fees payable	17,478
Accrued expenses	88,443

Total Liabilities	57,197,261

Total Net Assets	$626,181,426

NET ASSETS:
Par value (Note 6)	$49,813
Paid-in capital in excess of par value	673,069,474
Undistributed net investment income	2,490,264
Accumulated net realized loss on investments and foreign currency transactions	(119,754,714)
Net unrealized appreciation on investments	70,326,589

Total Net Assets	$626,181,426

Shares Outstanding:
Class A	40,312,426

Class B	4,760,003

Class C	4,568,828

Class O	171,766

Net Asset Value:
Class A (and redemption price)	$12.58

Class B *	$12.54

Class C *	$12.55

Class O *	$12.52

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.24

*	Redemption price is NAV of Class B, C and O shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36         Smith Barney Dividend and Income Fund 2005 Annual Report

Statement of Operations (For the year ended July 31, 2005)

INVESTMENT INCOME:
Interest	$13,428,934
Dividends	9,247,350
Less: Foreign taxes withheld	(10,183)

Total Investment Income	22,666,101

EXPENSES:
Investment advisory fee (Note 2)	2,866,801
Distribution fees (Notes 2 and 4)	2,313,219
Administration fees (Note 2)	1,274,134
Transfer agent fees (Notes 2 and 4)	798,458
Shareholder reports (Note 4)	102,900
Custody	82,457
Registration fees	62,192
Audit and tax	34,300
Legal fees	23,110
Trustees' fees	16,556
Insurance	11,526
Miscellaneous expenses	12,183

Total Expenses	7,597,836
Less:
Investment advisory fee waiver (Notes 2 and 8)	(1,174,234)
Distribution fees reimbursement (Note 4)	(251,768)

Net Expenses	6,171,834

Net Investment Income	16,494,267

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	7,389,360
Foreign currency transactions	(8)

Net Realized Gain	7,389,352

Change in Net Unrealized Appreciation/Depreciation From:
Investments	28,761,762
Foreign currency transactions	207

Change in Net Unrealized Appreciation/Depreciation	28,761,969

Increase from Payment by Affiliate (Note 2)	49,700

Net Gain on Investments and Foreign Currency Transactions	36,201,021

Increase in Net Assets From Operations	$52,695,288

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         37

Statements of Changes in Net Assets (For the years ended July 31,)

	2005	2004
OPERATIONS:
Net investment income	$16,494,267	$13,818,520
Net realized gain	7,389,352	42,303,645
Change in net unrealized appreciation/depreciation	28,761,969	8,258,495
Increase from payment by affiliate	49,700	—

Increase in Net Assets From Operations	52,695,288	64,380,660

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(17,189,299)	(15,359,575)

Decrease in Net Assets From Distributions to Shareholders	(17,189,299)	(15,359,575)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	44,607,899	93,789,040
Reinvestment of distributions	14,569,943	13,050,124
Cost of shares repurchased	(98,773,832)	(94,553,449)

Increase (Decrease) in Net Assets From Fund Share Transactions	(39,595,990)	12,285,715

Increase (Decrease) in Net Assets	(4,090,001)	61,306,800
NET ASSETS:
Beginning of year	630,271,427	568,964,627

End of year*	$626,181,426	$630,271,427

* Includes undistributed net investment income of:	$2,490,264	$1,100,450

See Notes to Financial Statements.

38         Smith Barney Dividend and Income Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$11.90		$10.97	$10.18	$12.74		$14.83

Income (Loss) From Operations:
Net investment income	0.33		0.27	0.28	0.35	(2)	0.43
Net realized and unrealized gain (loss)	0.70		0.96	0.80	(2.53	)(2)	(1.99)

Total Income (Loss) From Operations	1.03		1.23	1.08	(2.18)		(1.56)

Less Distributions From:
Net investment income	(0.35)		(0.30)	(0.29)	(0.38)		(0.48)
Net realized gains	—		—	—	—		(0.05)

Total Distributions	(0.35)		(0.30)	(0.29)	(0.38)		(0.53)

Net Asset Value, End of Year	$12.58		$11.90	$10.97	$10.18		$12.74

Total Return(3)	8.74	%(4)	11.28%	10.85%	(17.40)%		(10.73)%

Net Assets, End of Year (millions)	$507		$522	$502	$519		$709

Ratios to Average Net Assets:
Gross expenses	1.08%		1.05%	1.05%	1.11%		1.02%
Net expenses	0.86	(5)	0.93 (5)	1.05	1.11		1.02
Net investment income	2.70		2.30	2.72	3.01	(2)	3.04

Portfolio Turnover Rate(6)	35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.36, $(2.54) and 3.12% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         39

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$11.86		$10.92	$10.13	$12.68		$14.78

Income (Loss) From Operations:
Net investment income	0.27		0.22	0.23	0.28	(2)	0.34
Net realized and unrealized gain (loss)	0.70		0.96	0.79	(2.51	)(2)	(1.98)

Total Income (Loss) From Operations	0.97		1.18	1.02	(2.23)		(1.64)

Less Distributions From:
Net investment income	(0.29)		(0.24)	(0.23)	(0.32)		(0.41)
Net realized gains	—		—	—	—		(0.05)

Total Distributions	(0.29)		(0.24)	(0.23)	(0.32)		(0.46)

Net Asset Value, End of Year	$12.54		$11.86	$10.92	$10.13		$12.68

Total Return(3)	8.23	%(4)	10.88%	10.26%	(17.82)%		(11.28)%

Net Assets, End of Year (millions)	$60		$56	$46	$61		$129

Ratios to Average Net Assets:
Gross expenses	1.58%		1.46%	1.48%	1.67%		1.47%
Net expenses	1.36	(5)	1.33 (5)	1.48	1.67		1.47
Net investment income	2.20		1.91	2.31	2.47	(2)	2.51

Portfolio Turnover Rate(6)	35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.29, $(2.52) and 2.58% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

40         Smith Barney Dividend and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$11.87		$10.95	$10.15	$12.70		$14.79

Income (Loss) From Operations:
Net investment income	0.24		0.19	0.20	0.27	(2)	0.32
Net realized and unrealized gain (loss)	0.70		0.95	0.81	(2.53	)(2)	(1.98)

Total Income (Loss) From Operations	0.94		1.14	1.01	(2.26)		(1.66)

Less Distributions From:
Net investment income	(0.26)		(0.22)	(0.21)	(0.29)		(0.38)
Net realized gains	—		—	—	—		(0.05)

Total Distributions	(0.26)		(0.22)	(0.21)	(0.29)		(0.43)

Net Asset Value, End of Year	$12.55		$11.87	$10.95	$10.15		$12.70

Total Return(3)	7.99	%(4)	10.43%	10.10%	(18.02)%		(11.44)%

Net Assets, End of Year (millions)	$57		$50	$18	$17		$21

Ratios to Average Net Assets:
Gross expenses	1.80%		1.80%	1.80%	1.81%		1.73%
Net expenses	1.58	(5)	1.66 (5)	1.80	1.81		1.73
Net investment income	1.97		1.60	1.97	2.31	(2)	2.34

Portfolio Turnover Rate(6)	35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.28, $(2.54) and 2.42% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

Smith Barney Dividend and Income Fund 2005 Annual Report         41

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class O Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$11.86		$10.93	$10.14	$12.69		$14.79

Income (Loss) From Operations:
Net investment income	0.27		0.22	0.23	0.30	(2)	0.37
Net realized and unrealized gain (loss)	0.68		0.96	0.80	(2.52	)(2)	(2.00)

Total Income (Loss) From Operations	0.95		1.18	1.03	(2.22)		(1.63)

Less Distributions From:
Net investment income	(0.29)		(0.25)	(0.24)	(0.33)		(0.42)
Net realized gains	—		—	—	—		(0.05)

Total Distributions	(0.29)		(0.25)	(0.24)	(0.33)		(0.47)

Net Asset Value, End of Year	$12.52		$11.86	$10.93	$10.14		$12.69

Total Return(3)	8.12	%(4)	10.82%	10.37%	(17.73)%		(11.19)%

Net Assets, End of Year (millions)	$2		$2	$3	$3		$4

Ratios to Average Net Assets:
Gross expenses	1.59%		1.50%	1.51%	1.50%		1.39%
Net expenses	1.37	(5)	1.37 (5)	1.51	1.50		1.39
Net investment income	2.19		1.86	2.28	2.62	(2)	2.64

Portfolio Turnover Rate(6)	35%		74%	50%	40%		63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.32, $(2.54) and 2.73% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions.

See Notes to Financial Statements.

42         Smith Barney Dividend and Income Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Dividend and Income Fund (the “Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Smith Barney Dividend and Income Fund 2005 Annual Report         43

Notes to Financial Statements (continued)

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercis -

44         Smith Barney Dividend and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

ing reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components on net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2	$—	$(2)
(b)	2,084,844	(2,084,844)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items and rounding.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective September 29, 2003, SBFM implemented a voluntary investment advisory fee waiver such that the expense ratio for Class A shares does not exceed 0.90% of the average net assets of the class. In the event the advisor waives advisory fees for Class A, the advisor will also waive similar amounts (in basis points) for all other classes of the

Smith Barney Dividend and Income Fund 2005 Annual Report         45

Notes to Financial Statements (continued)

Fund. During the year ended July 31, 2005, SBFM voluntarily waived a portion of its investment advisory fees in the amount of $1,174,234. This waiver is expected to be terminated on September 29, 2005.

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $49,700 for losses incurred resulting from an investment transaction error.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent, PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $591,092 to CTB. In addition, for the year ended July 31, 2005, the Fund also paid $1,557 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C and O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2005, CGM and its affiliates received sales charges of approximately $240,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$120,000	$10,000

During the year ended July 31, 2005, CGM and its affiliates received brokerage commissions in the amount of $4,012 for the Fund.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

46         Smith Barney Dividend and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$112,285,895	$99,441,234

Sales	142,096,411	91,729,648

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,758,954
Gross unrealized depreciation	(14,623,389)

Net unrealized appreciation	$69,135,565

During the year ended July 31, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $467,218,152. For the year ended July 31, 2005, the Fund recorded interest income of $1,249,647 related to such transactions. At July 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $56,121,680 for scheduled settlement of August 18, 2005.

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Distribution Fees	$1,301,454	$438,451	$557,125	$16,189

During the year ended July 31, 2005, CGM reimbursed a portion of its distribution fee in the amount of $251,768, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan.

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class O
Transfer Agent fees	$667,749	$69,412	$56,988	$4,309

Smith Barney Dividend and Income Fund 2005 Annual Report         47

Notes to Financial Statements (continued)

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class O
Shareholder Reports expenses	$83,000	$12,500	$7,000	$400

5. Distributions to Shareholders by Class

Net Investment Income	Year Ended July 31, 2005	Year Ended July 31, 2004
Class A	$14,595,967	$13,470,222
Class B	1,358,820	1,094,740
Class C	1,179,604	742,872
Class O	54,908	51,741

Total	$17,189,299	$15,359,575

6. Shares of Beneficial Interest

At July 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,477,216	$18,236,602	3,117,996	$36,390,047
Shares issued on reinvestment	1,014,427	12,469,162	982,618	11,518,655
Shares repurchased	(6,029,700)	(74,576,005)	(6,059,181)	(71,142,297)

Net Decrease	(3,538,057)	$(43,870,241)	(1,958,567)	$(23,233,595)

Class B
Shares sold	1,086,150	$13,381,848	2,083,027	$24,239,671
Shares issued on reinvestment	88,847	1,089,316	74,708	875,344
Shares repurchased	(1,162,887)	(14,315,587)	(1,607,313)	(18,681,514)

Net Increase	12,110	$155,577	550,422	$6,433,501

Class C
Shares sold	1,057,116	$12,980,620	2,854,348	$33,159,322
Shares issued on reinvestment	78,944	969,310	52,131	615,136
Shares repurchased	(769,078)	(9,493,153)	(367,521)	(4,332,320)

Net Increase	366,982	$4,456,777	2,538,958	$29,442,138

48         Smith Barney Dividend and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class O
Shares sold	722	$8,829	—	$—
Shares issued on reinvestment	3,441	42,155	3,234	40,989
Shares repurchased	(31,412)	(389,087)	(34,046)	(397,318)

Net Decrease	(27,249)	$(338,103)	(30,812)	$(356,329)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$17,189,299	$15,359,575

Total Taxable Distributions	$17,189,299	$15,359,575

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,490,264

Total Undistributed earnings	2,490,264
Capital loss carryforward*	(118,563,690)
Unrealized appreciation/(depreciation)(a)	69,135,565

Total accumulated earnings/(losses)—net	$(46,937,861)

*	During the taxable year ended July 31, 2005, the Fund utilized $6,439,884 of its capital loss carryover available from prior years. As of July 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2010	$(50,510,531)
7/31/2011	(68,053,159)

$(118,563,690)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income and book/tax differences in the treatment of consent fees.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

Smith Barney Dividend and Income Fund 2005 Annual Report         49

Notes to Financial Statements (continued)

and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

50         Smith Barney Dividend and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Other Matter

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Funds and the Adviser. Therefore, the Fund’s Board has approved a new investment advisory

Smith Barney Dividend and Income Fund 2005 Annual Report         51

Notes to Financial Statements (continued)

between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

11. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

52         Smith Barney Dividend and Income Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Dividend and Income Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Dividend and Income Fund of the Smith Barney Income Funds as of July 31, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

Smith Barney Dividend and Income Fund 2005 Annual Report         53

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds — Smith Barney Dividend and Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

54         Smith Barney Dividend and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced” by Lipper, showed that, although the Fund’s performance for each of the 5- and 10-year periods was below the median, the Fund’s performance for the 1- and 3-year periods was better than the median. The Board noted that in September 2003 there had been a change in the portfolio managers managing the equity portion of the Fund’s portfolio, and that they believe this had contributed to the Fund’s improved performance. As a result of this improvement and based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Smith Barney Dividend and Income Fund 2005 Annual Report         55

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “balanced” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

56         Smith Barney Dividend and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Smith Barney Dividend and Income Fund 2005 Annual Report         57

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Dividend and Income Fund (“Fund”), are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

58         Smith Barney Dividend and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002-2005)	185	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Smith Barney Dividend and Income Fund 2005 Annual Report         59

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1980	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Gerald J. Culmone CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1964	Vice President and Investment Officer	Since 2002	Vice President of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Scott K. Glasser CAM 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director and Chief Investment Officer of SBAM	N/A	N/A

60         Smith Barney Dividend and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM; Formerly Chief Compliance Officer TIA (from 2002-2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Dividend and Income Fund 2005 Annual Report         61

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2005

Record Date:	9/21/2004	12/14/2004	3/23/2005	6/24/2005
Payable Date:	9/24/2004	12/17/2004	3/29/2005	6/29/2005

Qualified Dividend Income for Individuals	47.42%	52.35%	52.35%	52.35%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	48.76%	49.21%	49.21%	49.21%

Interest from Federal Obligations	8.33%	8.33%	8.33%	8.33%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

62         Smith Barney Dividend and Income Fund 2005 Annual Report

Smith Barney Dividend and Income Fund

TRUSTEES

Lee Abraham

Jane F. Dasher

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Harry D. Cohen

Vice President and

Investment Officer

Gerald J. Culmone

Vice President and
Investment Officer

Scott K. Glasser

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Dividend and Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY DIVIDEND AND INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney Dividend and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD0426 9/05	05-9101

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2004 and July 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,000 in 2004 and $215,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2004 and $19,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Income Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Income Funds

Date:	October 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Income Funds

Date:	October 7, 2005

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Income Funds

Date:	October 7, 2005